INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT, dated as of July 14, 2000 (this "Agreement"), is made by and between Omega Healthcare Investors, Inc., a Maryland corporation (the "Company"), and Explorer Holdings, L.P., a Delaware limited partnership (the "Stockholder"), individually and on behalf of itself and each of its Affiliates (the Stockholder together with such Affiliates, the "Indemnified Parties").

                                    RECITALS

     A. The Company has requested that the Stockholder enter into a substantial business relationship, including a substantial equity investment in the Company.

     B. The Company recognizes the increased risk of litigation and other claims being asserted against substantial shareholders of companies in today's environment, regardless of whether, in reality, such litigation and claims are valid and that there is a substantial risk that a claimant against the Company or certain of its Affiliates will seek to impose liability on an Indemnified Party.

     C. In recognition of the foregoing, the Company wishes to provide in this Agreement for the indemnification of and the advancement of Expenses to the Indemnified Parties as set forth in this Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

     1. Certain Definitions. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:

     (a) "Affiliate" has the meaning given to that term in Rule 405 under the Securities Act of 1933, as amended, provided, however, that for purposes of this Agreement the Company and its subsidiaries will not be deemed to constitute Affiliates of any Indemnified Party or Indemnified Parties themselves.

     (b) "Claim" means any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether instituted, made or conducted by the Company or any other party, including without limitation a governmental entity, and, including without limitation, any such action, suit or proceeding, inquiry or investigation that any Indemnified Party reasonably determines might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other.

     (c) "Expenses" includes reasonable attorneys' and experts' fees, charges and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Claim.

     (d) "Indemnifiable Losses" means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively, "Losses") relating to, resulting from or arising out of, directly or indirectly, in whole or in part, any Claim in respect of any action or inaction of the Company, any of its Affiliates or any of their respective officers, directors, employees, predecessors, successors and assignees (collectively, "Company Persons"), and will include, without limiting the generality or effect of the foregoing, any Losses suffered or incurred by an Indemnified Party relating to, resulting from or arising out of, directly or indirectly, in whole or in part, any Claim alleging that an Indemnified Party is liable in whole or in part in respect of any action or inaction of any Company Person under any theory of secondary liability, including without limitation as an alleged aider and abettor, co-conspirator, controlling person or principal, or any theories of respondant superior, indemnity, contribution or other similar theories. Notwithstanding anything to the contrary in the foregoing, "Indemnifiable Losses" will not include (i) any Losses to the extent that, pursuant to an express provision in any written contract between the Company and the Stockholder or any of its Affiliates, such Indemnified Party (and not the Company) is liable for such Losses and is not entitled to recover or be indemnified against such Losses from the Company or such Indemnified Party's rights to recovery or indemnification as are otherwise limited by any such contract, (ii) any Losses for which indemnification is otherwise unavailable pursuant to the terms hereof, or (iii) Losses primarily relating to, primarily resulting from or primarily arising out of a knowing violation of law or willful misconduct by a director of the Company designated by the Stockholder pursuant to the Stockholder Agreement by and between the Company and the Stockholder dated as of the date hereof.

     2. Basic Indemnification Arrangement. The Company will indemnify and hold harmless each Indemnified Party against all Indemnifiable Losses relating to, resulting from or arising out of any Claim. The failure by an Indemnified Party to notify the Company of such Claim will not relieve the Company from any liability hereunder unless, and only to the extent that, the Company did not learn of the Claim and such failure shall materially prejudice the ability of the Company to defend such claims or otherwise perfect rights to any insurance coverage relating thereto. The Indemnified Parties will have the right to select one law firm (plus local counsel) of the Stockholder's choosing to represent all Indemnified Parties in any Claim and all Expenses incurred in connection therewith will be advanced by the Company within ten business days of a request therefor upon receipt of an undertaking by the Indemnified Parties requesting such payment, agreeing to repay any amounts advanced hereunder to the extent that it is finally determined that such Indemnified Parties are not entitled to indemnification for such Losses. Without limiting the generality or effect of any other provision hereof, the parties expressly acknowledge that the foregoing indemnity is intended to apply regardless of the nature of the alleged conduct of the Indemnified Party, including without limitation actual or alleged ordinary or gross negligence, recklessness or willful misconduct. Notwithstanding the foregoing, upon a final, nonappealable determination by a court of competent jurisdiction in an action against an Indemnified Party that the Losses relating to, resulting from or arising out of a Claim were related primarily to, resulted primarily from or arose primarily out of such Indemnified Party's gross negligence, recklessness or willful misconduct, the amount of such Indemnified Party's Indemnified Losses in respect of such Claim will be reduced by the amount of such Losses and such Indemnified Party or the Stockholder shall promptly reimburse the Company for all Losses previously advanced to the extent the Company shall have previously advanced amounts in excess of such Indemnified Party's Indemnifiable Losses, provided that the aggregate of all reductions of Indemnifiable Losses pursuant to this sentence during the term of this Agreement will in no event exceed the amount of the equity investment of Stockholder Affiliates in the Company made prior to the date such determination.

     3. Partial Indemnity. If an Indemnified Party is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Indemnifiable Loss but not for all of the total amount thereof, the Company will nevertheless indemnify such Indemnified Party for the portion thereof to which such Indemnified Party is entitled. Moreover, subject to the final sentence of Section 2 hereof, to the extent that an Indemnified Party has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Loss or in defense of any issue or matter therein, including without limitation dismissal without prejudice, such Indemnified Party will be indemnified against all Expenses incurred in connection therewith. In connection with any determination as to whether an Indemnified Party is entitled to be indemnified hereunder, there will be a presumption that such Indemnified Party is so entitled, which presumption the Company may overcome only by its adducing clear and convincing evidence to the contrary.

     4. No Other Presumption. For purposes of this Agreement, except as set forth in Section 3, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, will not in and of itself create a presumption that an Indemnified Party did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

     5. Non-Exclusivity. The rights of the Indemnified Party hereunder will be in addition to any other rights the Indemnified Parties may have under the Company's constituent documents, or the laws of the Company's or such Indemnified Party's jurisdiction of incorporation, any other contract, law or otherwise (collectively, "Other Indemnity Provisions"); provided, however, that
(i) to the extent that an Indemnified Party otherwise would have any greater right to indemnification under any Other Indemnity Provision, the Indemnified Party will be deemed to have such greater right hereunder and (ii) to the extent that any change is made to the Other Indemnity Provisions which permits any greater right to indemnification than that provided under this Agreement as of the date hereof, an Indemnified Party will be deemed to have such greater right hereunder. The Company will not adopt any amendment to its constituent documents or take any other action the effect of which would be to deny or diminish an Indemnified Party's right to indemnification under this Agreement or the Other Indemnity Provisions.

     6. Liability Insurance and Funding. To the extent that an Indemnified Party has available to it any insurance purchased by the Company, such Indemnified Party or any other Indemnified Party, such insurance and the Company's obligations hereunder will not be affected by, respectively, this Agreement or such insurance, it being the intention of the parties that every Indemnified Party have as great of protection as it can have against all Indemnifiable Losses.

     7. Subrogation. In the event of payment under this Agreement to an Indemnified Party, the Company shall be subrogated to the extent of such payment to all of the related rights of recovery of such Indemnified Party against other persons or entities other than the Stockholder or any Affiliate thereof. Such Indemnified Party will execute all papers reasonably required to evidence such rights (all of the Indemnified Parties' reasonable Expenses, including attorneys' fees and charges, to be reimbursed by or, at the option of the Stockholder, advanced by the Company).

     8. Settlement of Claims. The Company will not, without the prior written consent of an Indemnified Party, effect any settlement of any threatened or pending Claim to which such Indemnified Party is a party unless such settlement solely involves the payment of money and includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such Claim.

     9. No Duplication of Payments. The Company will not be liable under this Agreement to make any payment in connection with any claim made against an Indemnified Party to the extent such Indemnified Party has otherwise actually received payment (under any insurance policy, the Company's Articles of Restatement, as amended, the Company's Bylaws or otherwise) of the amounts otherwise indemnifiable hereunder.

     10. Successors and Binding Agreement. (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to the Indemnified Parties, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any person acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the "Company" for purposes of this Agreement), but will not otherwise be assignable or delegatable by the Company.

     (b) This Agreement will inure to the benefit of and be enforceable by any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Indemnified Parties and their personal or legal successors.

     (c) This Agreement is personal in nature and none of the parties hereto will, without the consent of the other party or parties, assign or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 9(a) and 9(b).

     (d) Each past, present or future Affiliate of the Stockholder is an intended third-party beneficiary of this Agreement (regardless of whether such person or entity ceased or ceases to be an Affiliate of the Stockholder but not including entities that have not been Affiliates of the Stockholder for a period of more than two years prior to the date of this Agreement), and as such will be entitled to indemnity hereunder as if it were a party hereto except that the Stockholder will have the sole right to make all decisions hereunder and otherwise administer this Agreement on behalf of all such persons or entities.

     11. Notices. For all purposes of this Agreement, all notices or communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand or by facsimile transmission, by registered or certified mail, postage prepaid or by courier or overnight carrier, to the persons at the addresses shown on the signature page hereof, or to such other address as the Company or the Stockholder may furnish to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

     12.   Governing  Law.  The  validity,   interpretation,   construction  and
performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware, without giving effect to the principles of conflict of laws of such State. Each party consents to non-exclusive jurisdiction of any Delaware federal or state court or any court in any other jurisdiction in which a Claim is commenced by a third person for purposes of any action, suit or procedure hereunder, waives any obligation to venue therein or any defense based on forum non conveniens or similar theories and agrees that service of process may be effected in any such action, suit or proceeding by notice given in accordance with Section 12.

     13. Validity. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstance will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal.

     14. Miscellaneous. No provision of this Agreement may be waived, modified or discharged by or with respect to an Indemnified Party unless such waiver, modification or discharge is agreed to in writing signed by such Indemnified Party and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. References to Sections are to references to Sections of this Agreement.

     15.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.

     16. Legal Fees and Expenses. It is the intent of the Company that the Indemnified Party not be required to incur legal fees or other Expenses associated with the interpretation, enforcement or defense of the Indemnified Parties' rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnified Parties hereunder. Accordingly, without limiting the generality or effect of any other provision hereof, if the Stockholder reasonably determines that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, any Indemnified Party the benefits provided or intended to be provided to the Indemnified Parties hereunder, the Company irrevocably authorizes the Stockholder from time to time to retain counsel of the Stockholder's choice, at the expense of the Company as hereafter provided, to advise and represent the Indemnified Parties in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, shareholder or other person affiliated with the Company, in any jurisdiction. To the extent that an Indemnified Party prevails, in whole or in part, in connection with any of the foregoing, the Company will pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by such Indemnified Party in connection with any of the foregoing; provided, however, that in no event will the Company be financially responsible for such attorneys' fees and expenses if (1) a final, nonappealable determination by a court of competent jurisdiction has determined that the Losses relating to, resulting from or arising out of a Claim were related primarily to, resulted primarily from or arose primarily out of the Indemnified Party's gross negligence, recklessness or willful misconduct, (2) the Company has previously reimbursed or indemnified the Stockholder or its Affiliates for such Losses, and (3) the Company has initiated proceedings to recover such funds.

     17. Certain Interpretive Matters. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof.

     18. Term. This Agreement will terminate and be of no further force and effect on the tenth anniversary of the date when the Stockholder and its Affiliates, taken as a whole, beneficially own less than 10% of the common stock of the Company (calculated on the basis of the assumed conversion or exchange of any securities then convertible or exchangeable for, and the assumed exercise of any securities then exercisable to acquire, the Company's common stock but excluding from such calculation the conversion, exchange or exercise of any such securities then held by any person not entitled to the benefits of this Agreement) and less than 10% of the consolidated indebtedness (excluding trade debt) in the Company, except that the termination of this Agreement will not affect any Indemnified Parties' rights hereunder for Claims based on the action or inaction of any director, officer or employee of the Company prior to such termination.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

                                               OMEGA HEALTHCARE INVESTORS, INC.


                                              By:    /s/ Susan Allene Kovach
                                                     -------------------------
                                              Name:   Susan Allene Kovach
                                              Title:  Vice President


                                              EXPLORER HOLDINGS, L.P.

                                              By:      Explorer Holdings,
                                                       GenPar, LLC, its General
                                                       Partner
                                             (on behalf of itself and all other
                                              Indemnified Parties)


                                              By:  /s/ William T. Cavanaugh, Jr.
                                                   -----------------------------
                                              Name:   William T. Cavanaugh, Jr.
                                              Title:  Vice President